Exhibit 99.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard R. Levine, certify that the quarterly report on Form 10-Q for the quarterly period ended May 31, 2003, of Family Dollar Stores, Inc.

(a)                                  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)                                 the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Family Dollar Stores, Inc.

Date:  July 2, 2003

/s/ Howard R. Levine
Howard R. Levine
Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Family Dollar Stores, Inc. and will be retained by Family Dollar Stores, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.